Exhibit 10.BB
AMENDMENT No. 1 TO AGREEMENT
THIS AMENDMENT No. 1, dated as of December 12, 2006, to the Agreement dated December 17, 2004 (the “Agreement”), between Mackey J. McDonald (the “Executive”) and VF Corporation (the “Corporation”). Any capitalized terms that are used, but not otherwise defined, in this Amendment shall have the meaning given to that term in the Agreement.
WHEREAS, the parties to the Agreement desire to amend the Agreement to eliminate the Gross-Up Payment set forth in Section 4(iii)(D) of the Agreement; and
WHEREAS, the parties hereto have duly authorized and approved this Amendment.
NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:
Section 4(iii)(D) regarding the payment of the “Gross-Up Payment” shall be deleted from the Agreement in its entirety.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

Witness:		EXECUTIVE

/s/ Candace S. Cummings		/s/ Mackey J. McDonald

Candace S. Cummings, Secretary

Attest:		VF CORPORATION

/s/ Candace S. Cummings	By:	/s/ Eric C. Wiseman

Candace S. Cummings, Secretary		Eric C. Wiseman President and Chief Operating Officer